Exhibit 99.1 PRESS RELEASE, DATED AUGUST 6, 2013, OF ENERSYS REGARDING THE AMENDED CREDIT FACILITY

EnerSys Amends and Extends Maturity of U.S. Credit Facility

READING, Pa., August 6, 2013 - EnerSys (NYSE: ENS), the global leader in stored energy solutions for industrial applications, announced today the amendment to its $350 million senior secured credit facility.

The amended facility remains a $350 million revolving line of credit and is for a term of five-years and two months maturing in September 2018. The current interest rate for the amended facility remains at LIBOR plus 1.25%. The rate can increase based on EnerSys’ leverage ratio of debt to EBITDA as defined in the credit facility. There were no outstanding borrowings under the credit facility on the amendment date.

BofA Merrill Lynch and Wells Fargo Securities acted as joint lead arrangers and joint book running managers for this transaction. Nineteen banks participated in the syndication and the facility was again oversubscribed.

“We are pleased to complete this amendment and maturity extension in the current favorable credit market environment,” said Michael J. Schmidtlein, senior vice president and chief financial officer of EnerSys. “This amendment will increase our flexibility for acquisitions, joint ventures, stock repurchases and dividends, and extend the maturity of our U.S. revolving commitment to September 2018.”

About EnerSys

EnerSys, the world leader in stored energy solutions for industrial applications, manufactures, distributes and services reserve power and motive power batteries, chargers, power equipment, and battery accessories to customers worldwide. Reserve power batteries are used in the telecommunications and utility industries, uninterruptible power supplies, and numerous applications requiring standby power. Motive power batteries are utilized in electric forklift trucks and other commercial electric powered vehicles. The Company also provides aftermarket and customer support services to its customers from over 100 countries through its sales and manufacturing locations around the world.

More information regarding EnerSys can be found at http://www.enersys.com.

Caution Concerning Forward-Looking Statements

This press release and oral statements made regarding the subjects of this release, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which may include, but are not limited to, (i) statements regarding EnerSys’ earnings estimates, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, including statements identified by words such as “believe,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “will,” and similar expressions and (ii) statements about the benefits of the debt amendment actions, including any impact on our financial and operating results that may be realized from these actions. All statements addressing operating performance, events, or developments that EnerSys expects or anticipates will occur in the future, including statements relating to expected interest rates under the amended credit facility, leverage ratio of debt to EBITDA, sales growth, earnings or earnings per share growth, and market share, as well as statements expressing optimism or pessimism about future operating results, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on management’s current views and assumptions regarding future events and operating performance, and are inherently subject to significant business, economic, and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond EnerSys’ control. The statements in this press release are made as of the date of this press release, even if subsequently made available by EnerSys on its website or otherwise. EnerSys does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Although EnerSys does not make forward-looking statements unless it believes it has a reasonable basis for doing so, EnerSys cannot guarantee their accuracy. The foregoing factors, among others, could cause actual results to differ materially from those described in these forward-looking statements. For a list of other factors which could affect EnerSys’ results, including earnings estimates, see EnerSys’ filings with the Securities and Exchange Commission, including “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including “Forward-Looking Statements,” set forth in EnerSys’ Annual Report on Form 10-K for the period ended March 31, 2013. No undue reliance should be placed on any forward-looking statements.